Income Taxes - Schedule of Reconciliation of Expected Income Tax Benefit Computed Using the Federal Statutory Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Taxes - Schedule Of Components Of Income Tax Provision Details
Income tax computed at federal statutory tax rate	34.00%	34.00%
Non-deductible expenses	0.60%	11.40%
Change in Valuation allowance	33.40%	22.60%
Total	0.00%	0.00%